UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 9, 2017

j2 Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	47-1053457 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California 90028
(Address of principal executive offices)

(323) 860-9200
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On February 9, 2017, j2 Global, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the fourth quarter and year ended December 31, 2016, and financial guidance for fiscal year 2017.

The Company also announced that it has declared a quarterly cash dividend of $0.3650 per common share. The dividend will be paid on March 9, 2017 to all shareholders of record as of the close of business on February 22, 2017. Future dividends will be subject to approval by the Company's Board of Directors. The Company also announced that it has extended its five million share repurchase program set to expire February 20, 2017 by an additional year. Approximately 1.9 million shares remain available for purchase under the program.

A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01.  Regulation FD Disclosure

On February 9, 2017, at 5:00 p.m. Eastern Time, the Company hosted its fourth quarter and year-end 2016 earnings conference call and Webcast. Via the Webcast, the Company presented portions of its February 2017 Investor Presentation, which contains a summary of the Company's financial results for the fiscal quarter and fiscal year ended December 31, 2016, financial estimates for fiscal year 2017, and certain other financial and operating information regarding the Company. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 9, 2017.

99.2	February 2017 Investor Presentation.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in such statements.  Such forward-looking statements are based on management's expectations or beliefs as of February 9, 2017.  Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company's control and are described in the Company's Annual Report on Form 10-K filed by the Company on February 29, 2016 with the Securities and Exchange Commission (the "SEC") and the other reports the Company files from time to time with the SEC.  The Company undertakes no obligation to revise or publicly release any updates to such statements based on future information or actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: February 9, 2017	By:	/s/ Jeremy Rossen
Jeremy Rossen Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 9, 2017.

99.2	February 2017 Investor Presentation.

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